Exhibit 99.3


                        ALTERNATIVE ENERGY SOURCES, INC.
                         (A DEVELOPMENTAL STAGE COMPANY)
               INDEX TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED
                               FINANCIAL STATEMENT

                                                                            Page
                                                                            ----

Introduction to Unaudited Pro Forma Condensed Consolidated
               Financial Statement                                           F-9

Balance Sheet  - June 30, 2006 - Unaudited                                  F-10

Notes to Financial Statement - Unaudited                                    F-11

                        ALTERNATIVE ENERGY SOURCES, INC.
                         (A DEVELOPMENTAL STAGE COMPANY)
                 INTRODUCTION TO UNAUDITIED PRO FORMA CONDENSED
                        CONSOLIDATED FINANCIAL STATEMENT

The Unaudited Pro Forma Financial Information reflects financial information, which gives effect to the execution of the Agreement and Plan of Merger and Reorganization between Beemer Acquisition Corporation, ("BAC") (a Delaware corporation), a wholly owned subsidiary of Beemer Energy, Inc., ("BEI") (a Delaware corporation), and Alternative Energy Sources, Inc., ("AES") (a Delaware corporation). On June 19, 2006, the holders of BEI's issued and outstanding capital stock surrendered all of their issued and outstanding capital stock to AES in exchange for 12,900,000 shares of AES common stock. The Pro Forma Statement included herein reflects the above transaction, which has been accounted for as a reverse merger (recapitalization) with BEI being deemed the accounting acquirer and BAC being deemed the legal acquirer. Such financial information has been prepared from, and should be read in conjunction with, the unaudited condensed consolidated June 30, 2006 financial statements of AES included in its Form 10-QSB filing, as well as in conjunction with BEI's audited financial statements filed herein.

The accompanying unaudited pro forma condensed consolidated financial statement is presented to illustrate the effects of the merger and reorganization on the historical financial position and operating results of AES and BEI. The unaudited pro forma condensed consolidated balance sheet as of June 30, 2006 gives effect to the merger and reorganization as if it had occurred on that date, and combines the respective balance sheets, as adjusted, at that date.

The unaudited condensed consolidated pro forma information is presented for illustrative purposes only and is not necessarily indicative of the operating results or financial position that would have occurred if the merger and reorganization had been consummated on the indicated dates, nor is it necessarily indicative of future operating results. The pro forma adjustments are based on information available at the time of this filing.

                        Alternative Energy Sources, Inc.
                          (A Development Stage Company)
            Unaudited Pro Forma Condensed Consolidated Balance Sheet
                                  June 30, 2006

                                                         As of June 18, 2006               June 30. 2006
                                                   ----------------------------    ----------------------------
                                                  Alternative Energy   Beemer Energy        Pro Forma              Pro Forma
                                                    Sources, Inc.          Inc.            Adjustments              Combined
                                                   ---------------    ---------------    ---------------  ----  ---------------
            ASSETS
Cash                                               $         6,091    $            --    $    10,983,221   a    $    10,989,312

Prepaid expenses                                                --                 --             18,302   a             18,302
                                                   ---------------    ---------------    ---------------        ---------------

  Total Current Assets                                       6,091                 --         11,001,523             11,007,614
                                                   ---------------    ---------------    ---------------        ---------------


Total Assets                                       $         6,091    $            --    $    11,001,523        $    11,007,614
                                                   ===============    ===============    ===============        ===============

            LIABILITIES

Accounts Payable                                            37,609                 --            (37,609)  a                 --

Due to related parties                                      24,636              7,099            (31,735)  a                 --

Note Payable                                               201,000                 --           (201,000)  a                 --
                                                   ---------------    ---------------    ---------------        ---------------

  Total Current Liabilities                                263,245              7,099           (232,735)                    --
                                                   ---------------    ---------------    ---------------        ---------------



Total Liabilities                                          263,245              7,099           (232,735)                    --
                                                   ---------------    ---------------    ---------------        ---------------

            STOCKHOLDERS' DEFICIT
Common Stock, $.0001 par value; 75,000,000
shares authorized; 15,375,000 and 40,500,000

shares issued and outstanding                                1,538                 --              2,512   a                 --
Additional Paid in Capital                                  34,062              2,000         11,011,761   a         11,047,823
Accumulated Deficit                                       (292,754)            (9,099)           257,594   a            (44,259)
                                                   ---------------    ---------------    ---------------        ---------------
  Total Stockholders' Deficit                             (257,154)            (7,099)        11,271,867             11,003,564
                                                   ---------------    ---------------    ---------------        ---------------

Total Liabilties and Stockholders' Deficit         $         6,091    $            --    $    11,039,132        $    11,003,564
                                                   ===============    ===============    ===============        ===============

The accompanying notes are an integral part of these unaudited pro forma condensed consolidated financial statements.

                        ALTERNATIVE ENERGY SOURCES, INC.
                         (A DEVELOPMENTAL STAGE COMPANY)
     NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENT
                                  JUNE 30, 2006

NOTE 1 - GENERAL

On June 19, 2006, Beemer Acquisition Corporation ("BAC") a wholly owned subsidiary of Alternative Energy Sources, Inc. ("AES") (a publicly held corporation) entered into an Agreement and Plan of Merger and Reorganization with Beemer Energy Inc. ("BEI"), whereby, the holders of BEI's issued and outstanding capital stock surrendered all of their issued and outstanding capital stock to AES in exchange for 12,900,000 shares of AES common stock. The shareholders of AES prior to the merger retained 15,000,000 shares of AES common stock. As a result of the merger and a concurrent private offering, the stockholders of AES own approximately 37% of the issued and outstanding shares common stock and the former stockholder of BEI, investors, and a finder that received shares of common stock in connection with the offering own approximately 63% of the issued and outstanding shares of common stock.

The  above   transaction   has  been   accounted   for  as  a   reverse   merger
(recapitalization) with BEI being deemed the accounting acquirer and BAC being deemed the legal acquirer.

NOTE 2 - SUMMARY OF PRO FORMA ADJUSTMENTS

The pro forma adjustments included in the unaudited pro forma condensed consolidated financial statement as of June 30, 2006 are as follows:

(a) - To record reverse merger and private offering of common stock and warrants.